UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2021

JANONE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JAN	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2021, JanOne Inc. (“our”, “us”, or the “Company”), together with its subsidiaries (a) ARCA Recycling, Inc., a California corporation (“ARCA”), and (b) Customer Connexx LLC, a Nevada limited liability company (“Connexx”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with (i) ARCA Affiliated Holdings Corporation, a Delaware corporation, (ii) ARCA Services Inc., a Delaware corporation, and (iii) Connexx Services Inc, a Delaware corporation (collectively, the “Buyers”), pursuant to which the Buyers agreed to acquire substantially all of the assets, and assume certain liabilities, of ARCA and Connexx (the “Disposition Transaction”).  The principal of the Buyers is Virland A. Johnson, our Chief Financial Officer.  The Disposition Transaction is expected to be consummated on or before August 18, 2021.  In the event the Disposition Transaction is not closed by such date, the Purchase Agreement may be terminated and, in accordance with its terms, the Buyers may be required to pay to us a “break fee” of $250,000.  The Purchase Agreement and the Disposition Transaction were unanimously approved by our Board of Directors at a meeting during the portion of which the Purchase Agreement and Disposition Transaction were considered and voted on Mr. Johnson was not present.

The purchase price that the Buyers have agreed to pay to us in the Disposition Transaction is $25.0 million, subject to certain adjustments, including a potential increase in the purchase price due to an earnout, the assumption of certain debt of ARCA, Connexx, or us, and potential indemnification claims (collectively, the “Initial Aggregate Consideration”).  At closing, $7.5 million of the Aggregate Consideration will be paid in immediately available funds, and $17.5 million of the Initial Aggregate Consideration will be paid pursuant to the terms of the Buyers’ promissory note in our favor (the “Note”), which Note will bear interest at the rate of 6% per annum on the unpaid balance thereof.  The Buyers’ payment obligations under the Note will be subordinated to the Buyers’ obligations to their Disposition Transaction lender(s), with the terms of such subordination to be determined upon Buyers’ identification of their lender(s).  The parties have made customary representations, warranties, covenants, and indemnities in connection with the Disposition Transaction.

Commencing on February 19, 2021, (i) the Buyers will seek financing for the balance of the Initial Aggregate Consideration and (ii) the parties will prepare and negotiate the terms and conditions of certain ancillary documentation, including, without limitation, disclosure schedules, bills of sale, assignment and assumption agreements, the Note, and any related subordination documentation with Buyers’ Disposition Transaction lender(s).

The Purchase Agreement contains certain representations and warranties that the parties made to each other as of the date of the Purchase Agreement or such other date as specifically referenced therein.  The representations and warranties were made solely for purposes of the Purchase Agreement and (i) are subject to limitations agreed by the parties in negotiating the terms and conditions thereof, (ii) may not be accurate or complete as of any specified date, (iii) will be qualified by the underlying disclosure schedules, (iv) may be subject to a contractual standard of materiality different from those generally applicable to investors, and (v) may have been used for the purpose of allocating risk among the parties thereto, rather than for establishing any matters as facts.  Information concerning the subject matter of the representations and warranties may change after February 19, 2021, which subsequent information may or may not be fully reflected in JanOne’s public disclosures.  For the foregoing reasons, the representations and warranties contained in the Purchase Agreement should not be relied upon as statements of factual information.

The foregoing descriptions of the Purchase Agreement and the Disposition Transaction do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed with this Current Report on Form 8‑K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events

On February 25, 2021, we issued a press release announcing our entering into the Purchase Agreement and the Disposition Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the consummation of the Disposition Transaction and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Description

10.1

Asset Purchase Agreement among JanOne Inc., ARCA Recycling, Inc., and Customer Connexx LLC, on the one hand, and ARCA Affiliated Holdings Corporation, ARCA Services Inc., and Connexx Services Inc., on the other hand, dated February 19, 2021

99.1	Press Release dated February 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

By:	/s/ Tony Isaac
Name: Tony Isaac
Title: Chief Executive Officer

Dated:  February 25, 2021

4